Exhibit 32.1
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002,
18 U.S.C. SECTION 1350
In connection with the Annual Report on Form 10-K of Tamboran Resources Corporation (the “Company”) for the year ended June 30, 2025 as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Richard Stoneburner, Interim Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: September 25, 2025

/s/ Richard Stoneburner
Richard Stoneburner
Interim Chief Executive Officer and Director
(Principal Executive Officer)